UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21142
Eaton Vance Municipal Bond Fund
(Formerly, Eaton Vance Insured Municipal Bond Fund)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
September 30
Date of Fiscal Year End
March 31, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

EDUCATION

Semiannual Report March 31, 2010

EATON VANCE MUNICIPAL BOND FUNDS

CLOSED-END FUNDS:

Municipal

California

New York

emiannual Report March 31, 2010 CLOSED-END FUNDS: EATON VANCE Municipal MUNICIPAL BONDCalifornia FUNDSNew York

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Municipal Bond Funds as of March 31, 2010
TABLE OF CONTENTS

Investment Update	2

Performance Information and Portfolio Composition
Municipal Bond Fund	4
California Municipal Bond Fund	5
New York Municipal Bond Fund	6

Financial Statements	7

Notice to Shareholders	35

Special Meeting of Shareholders	36

Board of Trustees’ Annual Approval of the Investment Advisory Agreements	37

Officers and Trustees	40

Eaton Vance Municipal Bond Funds as of March 31, 2010
INVESTMENT UPDATE
Eaton Vance Municipal Bond Funds (the “Funds”) are closed-end funds traded on the NYSE Amex, which are designed to provide current income exempt from regular federal income tax, federal alternative minimum tax and, in state specific funds, state personal income taxes. On January 29, 2010, shareholders of the Funds approved a modification to each Fund’s 80 percent policy to eliminate the requirement to invest primarily in insured municipal obligations and to eliminate “Insured” from each Fund’s name. Under normal market conditions, the Funds are now required to invest at least 80 percent of net assets in municipal obligations rated A or better by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group or Fitch Ratings.
Economic and Market Conditions
During the six months ending March 31, 2010, the U.S. economy and the capital markets remained relatively stable, despite continued high unemployment and concerns over the U.S. budget. The economy grew at an annualized rate of 5.7% in the fourth quarter of 2009 and an estimated 3.2% in the first quarter of 2010, according to the U.S. Department of Commerce.

During the six-month period, the municipal bond market’s performance was relatively flat, with slightly negative returns in the fourth quarter of 2009 being offset by positive performance of just over 1% in the first quarter of 2010. For the period, the Barclays Capital Municipal Bond Index (the Index)—a broad-based, index of municipal bonds—gained 0.28%.1 This modest performance followed one of the best calendar year periods for municipals in many years, however. Moreover, economic fundamentals continued to improve and demand for municipals remained strong.
The significant performance disparities among the municipal market’s segments, which became historically wide during 2008 and the first three quarters of 2009, began to dissipate during the six-month period. For the first time in almost two years, we witnessed a period in which there were not significant differences in muni performance by maturity, credit quality and sector. In the face of limited tax-exempt supply, due to the success of the Build America Bond program, demand from municipal investors remained positive during the period, though the gusto with which they purchased municipal funds waned from 2009 levels. We believe lighter inflows were likely driven by lower yields, a continuation of credit-related headline “noise” and investor preparation for tax bills in March and April.
Management Discussion
During the six months ending March 31, 2010, the Funds underperformed their respective benchmark indices at net asset value.1 Given the combination of the Funds’ objective of providing tax-exempt income and the municipal yield curve’s historically upward slope, the Funds generally hold longer-maturity bonds relative to the broad market and many of our competitors. Our bias toward long maturities was the basis for much of our significant relative outperformance in the first three quarters of 2009, though it detracted slightly from relative performance during the six-month period.
Management employed leverage in the Funds, through which additional exposure to the municipal market was achieved. Leverage has the impact of magnifying a Fund’s exposure to its underlying investments in both up and down markets.
As we move ahead, we recognize that many state and local governments face significant budget deficits that are driven primarily by a steep decline in tax revenues. We will continue to monitor any new developments as state and local officials formulate solutions to address these fiscal problems. As in all environments, we maintain our long-term perspective on the markets against the backdrop of relatively short periods of market volatility. We will continue to actively manage the Funds with the same income-focused, relative value approach we have always employed. We believe that this approach, which is based on credit research and decades of experience in the municipal market, will serve municipal investors well over the long term.

[1]	It is not possible to invest directly in an Index. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Funds’ current or future investments and may change due to active management.

Eaton Vance Municipal Bond Funds as of March 31, 2010
INVESTMENT UPDATE
As of February 19, 2010, William H. Ahern, Jr. became the portfolio manager of Eaton Vance Municipal Bond Fund. Mr. Ahern is a Vice President of Eaton Vance and manages other Eaton Vance municipal portfolios. He has been employed by Eaton Vance since 1989.
A Note Regarding The Use Of Leverage
The Funds employ leverage through the use of residual interest bond (RIB) financing.1 Each Fund’s RIB percentage leverage as of March 31, 2010, is reflected on the Fund-specific pages following this letter. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of the common shares).

1	See Note 1H to the Financial Statements for more information on RIB investments.

Eaton Vance Municipal Bond Fund as of March 31, 2010
PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Performance[1]
NYSE Amex Symbol	EIM

Average Annual Total Returns (by market price)

Six Months	1.93%
One Year	28.65
Five Years	5.65
Life of Fund (8/30/02)	5.50

Average Annual Total Returns (by net asset value)

Six Months	-2.87%
One Year	27.90
Five Years	3.14
Life of Fund (8/30/02)	4.85

Premium/(Discount) to NAV	4.87%

Market Yields

Market Yield[2]	7.08%
Taxable-Equivalent Market Yield[3]	10.89%
Index Performance4 (Average Annual Total Returns)

Barclays Capital Long (22+) Municipal Bond Index

Six Months	-0.43%
One Year	17.35
Five Years	3.96
Life of Fund (8/31/02)	4.82

Lipper Averages[5] (Average Annual Total Returns)

Lipper General Municipal Debt Funds (Leveraged) Classification (by net asset value)

Six Months	0.39%
One Year	25.99
Five Years	3.83
Life of Fund (8/31/02)	4.99

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. Bond values decline as interest rates rise. For performance as of the most recent month end, please refer to www.eatonvance.com.
Portfolio Manager: William H. Ahern, Jr., CFA
Rating Distribution*6

By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution as of 3/31/10 is as follows:

AAA	23.9%	BBB	13.6%
AA	31.5%	CCC	0.6%
A	29.6%	Not Rated	0.8%
Fund Statistics7

• Number of Issues:	160
• Average Maturity:	25.8	years
• Average Effective Maturity:	20.3	years
• Average Call Protection:	9.3	years
• Average Dollar Price:	$95.27
• RIB Leverage**:	42.4%

**	See Note 1H to the Fund’s financial statements. RIB leverage represents the amount of RIB Floating Rate Notes outstanding as of 3/31/10 as a percentage of the Fund’s net assets plus Floating Rate Notes.

[1]	Six-month returns are cumulative. Other returns are presented on an average annual basis. Returns are historical and are calculated by determining the percentage change in market price or net asset value (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Performance results reflect the effects of auction preferred shares (for certain periods) outstanding and/or RIB investments, which are forms of investment leverage. Use of leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

[2]	The Fund’s market yield is calculated by dividing the last regular dividend per common share in the period (annualized) by the market price at the end of the period.

[3]	Taxable-equivalent figure assumes a maximum 35.00% federal income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

[4]	It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only.

[5]	The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper General Municipal Debt Funds (Leveraged) Classification (closed-end) contained 64, 62, 60 and 55 funds for the 6-month, 1-year, 5-year and Life-of-Fund periods, respectively. Lipper Averages are available as of month end only.

[6]	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

[7]	Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements.

Eaton Vance California Municipal Bond Fund as of March 31, 2010
PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Performance[1]
NYSE Amex Symbol	EVM

Average Annual Total Returns (by market price)

Six Months	-2.99%
One Year	27.12
Five Years	4.25
Life of Fund (8/30/02)	4.16

Average Annual Total Returns (by net asset value)

Six Months	-4.85%
One Year	21.55
Five Years	2.43
Life of Fund (8/30/02)	3.87
Premium/(Discount) to NAV	2.19%

Market Yields

Market Yield[2]	6.99%
Taxable-Equivalent Market Yield[3]	12.02%
Index Performance4 (Average Annual Total Returns)

	Barclays Capital	Barclays Capital Long (22+)
	Municipal Bond Index	Municipal Bond Index

Six Months	0.28%	-0.43%
One Year	9.69	17.35
Five Years	4.58	3.96
Life of Fund (8/31/02)	4.60	4.82
Lipper Averages5 (Average Annual Total Returns)

Lipper California Municipal Debt Funds Classification (by net asset value)

Six Months	-1.07%
One Year	22.22
Five Years	3.03
Life of Fund (8/31/02)	4.41

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. Bond values decline as interest rates rise. For performance as of the most recent month end, please refer to www.eatonvance.com.
Portfolio Manager: Cynthia J. Clemson
Rating Distribution*6

By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution as of 3/31/10 is as follows:

AAA	30.1%	BBB	4.3%
AA	30.8%
A	34.8%
Fund Statistics7

• Number of Issues:	101
• Average Maturity:	22.9	years
• Average Effective Maturity:	17.3	years
• Average Call Protection:	8.2	years
• Average Dollar Price:	$93.73
• RIB Leverage**:	43.2%

**	See Note 1H to the Fund’s financial statements. RIB leverage represents the amount of RIB Floating Rate Notes outstanding as of 3/31/10 as a percentage of the Fund’s net assets plus Floating Rate Notes.

[1]	Six-month returns are cumulative. Other returns are presented on an average annual basis. Returns are historical and are calculated by determining the percentage change in market price or net asset value (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Performance results reflect the effects of auction preferred shares (for certain periods) outstanding and/or RIB investments, which are forms of investment leverage. Use of leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

[2]	The Fund’s market yield is calculated by dividing the last regular dividend per common share in the period (annualized) by the market price at the end of the period.

[3]	Taxable-equivalent figure assumes a maximum 41.86% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

[4]	It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only.

[5]	The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper California Municipal Debt Funds Classification (closed-end) contained 25, 24, 24 and 22 funds for the 6-month, 1-year, 5-year and Life-of-Fund periods, respectively. Lipper Averages are available as of month end only.

[6]	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

[7]	Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements.

Eaton Vance New York Municipal Bond Fund as of March 31, 2010
PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Performance[1]
NYSE Amex Symbol	ENX

Average Annual Total Returns (by market price)

Six Months	-0.14%
One Year	30.71
Five Years	6.25
Life of Fund (8/30/02)	5.30

Average Annual Total Returns (by net asset value)

Six Months	-1.01%
One Year	23.07
Five Years	3.49
Life of Fund (8/30/02)	4.70

Premium/(Discount) to NAV	4.43%

Market Yields

Market Yield[2]	6.06%
Taxable-Equivalent Market Yield[3]	10.24%
Index Performance4 (Average Annual Total Returns)

	Barclays Capital	Barclays Capital Long (22+)
	Municipal Bond Index	Municipal Bond Index

Six Months	0.28%	-0.43%
One Year	9.69	17.35
Five Years	4.58	3.96
Life of Fund (8/31/02)	4.60	4.82
Lipper Averages5 (Average Annual Total Returns)

Lipper New York Municipal Debt Funds Classification (by net asset value)

Six Months	1.02%
One Year	22.22
Five Years	3.51
Life of Fund (8/31/02)	4.93

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. Bond values decline as interest rates rise. For performance as of the most recent month end, please refer to www.eatonvance.com.
Portfolio Manager: Craig R. Brandon, CFA
Rating Distribution*6

By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution as of 3/31/10 is as follows:

AAA	16.6%	BBB	5.8%
AA	51.8%	BB	0.3%
A	24.1%	Not Rated	1.4%
Fund Statistics7

• Number of Issues:	97
• Average Maturity:	23.6	years
• Average Effective Maturity:	12.6	years
• Average Call Protection:	8.9	years
• Average Dollar Price:	$100.91
• RIB Leverage**:	40.3%

**	See Note 1H to the Fund’s financial statements. RIB leverage represents the amount of RIB Floating Rate Notes outstanding as of 3/31/10 as a percentage of the Fund’s net assets plus Floating Rate Notes.

[1]	Six-month returns are cumulative. Other returns are presented on an average annual basis. Returns are historical and are calculated by determining the percentage change in market price or net asset value (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Performance results reflect the effects of auction preferred shares (for certain periods) outstanding and/or RIB investments, which are forms of investment leverage. Use of leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

[2]	The Fund’s market yield is calculated by dividing the last regular dividend per common share in the period (annualized) by the market price at the end of the period.

[3]	Taxable-equivalent figure assumes a maximum 40.83% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

[4]	It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only.

[5]	The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper New York Municipal Debt Funds Classification (closed-end) contained 19, 18, 18 and 17 funds for the 6-month, 1-year, 5-year and Life-of-Fund periods, respectively. Lipper Averages are available as of month end only.

[6]	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

[7]	Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements.

Eaton Vance Municipal Bond Fund as of March 31, 2010

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments — 172.2%

Principal Amount
(000’s omitted)	Security	Value

Electric Utilities — 0.6%

$10,300	Sabine River Authority, TX, (TXU Energy Co. LLC), 5.20%, 5/1/28	$4,969,029

		$4,969,029

Hospital — 10.9%

$5,000	California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/36	$4,767,450
19,550	California Statewide Communities Development Authority, (Kaiser Permanente), 5.25%, 3/1/45	18,882,172
880	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/25	786,174
2,610	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	2,149,622
2,500	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	2,258,325
5,900	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.75%, 2/15/34	5,440,213
3,900	Hawaii Department of Budget and Finance, (Hawaii Pacific Health), 5.60%, 7/1/33	3,900,780
7,190	Highlands County, FL, Health Facilities Authority, (Adventist Health System), 5.25%, 11/15/36	7,209,485
8,310	Knox County, TN, Health, Educational and Housing Facilities Board, (Covenant Health), 0.00%, 1/1/38	1,504,609
10,000	Knox County, TN, Health, Educational and Housing Facilities Board, (Covenant Health), 0.00%, 1/1/41	1,497,200
8,165	Lehigh County, PA, General Purpose Authority, (Lehigh Valley Health Network), 5.25%, 7/1/32	8,111,356
5,430	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.00%, 11/15/38	4,744,680
10,000	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.25%, 11/15/46	8,954,800
100	South Miami, FL, Health Facilities Authority, (Baptist Health), 5.00%, 8/15/42	96,122
900	South Miami, FL, Health Facilities Authority, (Baptist Health), 5.00%, 8/15/42(1)	865,134
12,070	Tarrant County, TX, Cultural Education Facilities Finance Corp., (Texas Health Resources), 5.00%, 11/15/42	11,878,449
8,165	Tarrant County, TX, Cultural Education Facilities Finance Corp., (Texas Health Resources), 5.00%, 11/15/47	7,995,086

		$91,041,657

Industrial Development Revenue — 3.7%

$1,175	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.25%, 10/1/35(1)	$1,189,937
31,505	St. John Baptist Parish, LA, (Marathon Oil Corp.), 5.125%, 6/1/37	29,711,105

		$30,901,042

Insured-Electric Utilities — 12.4%

$5,000	American Municipal Power-Ohio, Inc., OH, (Prairie State Energy), (AGC), 5.75%, 2/15/39	$5,306,200
1,350	Long Island, NY, Power Authority, (BHAC), 5.50%, 5/1/33	1,476,009
15,500	Mississippi Development Bank, (Municipal Energy), (XLCA), 5.00%, 3/1/41	14,034,630
1,035	Omaha, NE, Public Power District, (BHAC), (FGIC), (NPFG), 4.25%, 2/1/35	1,018,554
2,735	Paducah, KY, Electric Plant Board, (AGC), 5.25%, 10/1/35	2,842,321
60,755	South Carolina Public Service Authority, (AGM), 5.125%, 1/1/37(1)	61,461,575
7,840	South Carolina Public Service Authority, (Santee Cooper), (BHAC), 5.50%, 1/1/38	8,498,639
9,620	Springfield, MO, Public Utility, (BHAC), (FGIC), 4.50%, 8/1/36	9,643,088

		$104,281,016

Insured-Escrowed / Prerefunded — 0.1%

$145	Highlands County, FL, Health Facilities Authority, (Adventist Health System), (BHAC), Prerefunded to 11/15/16, 5.25%, 11/15/36	$170,208
378	Highlands County, FL, Health Facilities Authority, (Adventist Health System), (BHAC), Prerefunded to 11/15/16, 5.25%, 11/15/36(1)	444,279

		$614,487

Insured-General Obligations — 20.1%

$9,705	Alamo, TX, Community College District, (BHAC), (NPFG), 4.75%, 8/15/32(1)	$9,864,453
34,035	Chabot - Las Positas, CA, Community College District, (AMBAC), 0.00%, 8/1/45	3,170,020
35,370	Chabot - Las Positas, CA, Community College District, (AMBAC), 0.00%, 8/1/46	3,063,042
33,490	Chicago, IL, Board of Education, (FGIC), (NPFG), 0.00%, 12/1/21	19,043,084
13,810	Clark County, NV, (AMBAC), 2.50%, 11/1/36	8,499,503
10,055	Frisco, TX, Independent School District, (AGM), 2.75%, 8/15/39	6,881,240
16,595	Frisco, TX, Independent School District, (AGM), 4.00%, 8/15/40	15,396,177
19,855	Kane, Cook and Du Page Counties, IL, School District No. 46, (AMBAC), 0.00%, 1/1/21	11,824,248

See notes to financial statements

Eaton Vance Municipal Bond Fund as of March 31, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-General Obligations (continued)

$50,650	Kane, Cook and Du Page Counties, IL, School District No. 46, (AMBAC), 0.00%, 1/1/22	$28,481,508
7,000	King County, WA, Public Hospital District No. 1, (AGC), 5.00%, 12/1/37(1)	7,169,260
7,000	Los Angeles, CA, Unified School District, (AGC), 5.00%, 1/1/34	7,082,180
6,195	North Las Vegas, NV, Wastewater Reclamation System, (NPFG), 4.25%, 10/1/33	5,470,928
8,955	Palm Springs, CA, Unified School District, (AGC), 5.00%, 8/1/32	9,251,231
11,045	Port Arthur, TX, Independent School District, (AGC), 4.75%, 2/15/38(1)	10,761,253
2,005	San Juan, CA, Unified School District, (AGM), 0.00%, 8/1/23	947,443
12,750	Schaumburg, IL, (BHAC), (FGIC), 5.00%, 12/1/38(1)	12,934,487
1,540	Texas, (Transportation Commission-Mobility Fund), (FGIC), (NPFG), 4.50%, 4/1/35	1,533,132
8,325	Yuma and La Paz Counties, AZ, Community College District, (Arizona Western College), (NPFG), 3.75%, 7/1/31	7,198,128

		$168,571,317

Insured-Hospital — 19.3%

$8,250	Arizona Health Facilities Authority, (Banner Health), (BHAC), 5.375%, 1/1/32	$8,580,412
11,000	California Statewide Communities Development Authority, (Sutter Health), (AGM), 5.05%, 8/15/38(1)	11,059,070
3,950	Centre County, PA, Hospital Authority, (Mount Nittany Medical Center), (AGC), 6.125%, 11/15/39	4,111,437
1,050	Centre County, PA, Hospital Authority, (Mount Nittany Medical Center), (AGC), 6.25%, 11/15/44	1,092,084
11,500	Colorado Health Facilities Authority, (Catholic Health), (AGM), 5.10%, 10/1/41(1)	11,537,260
6,085	Highlands County, FL, Health Facilities Authority, (Adventist Health System), (BHAC), 5.25%, 11/15/36	6,214,185
15,872	Highlands County, FL, Health Facilities Authority, (Adventist Health System), (BHAC), 5.25%, 11/15/36(1)	16,208,471
3,795	Highlands County, FL, Health Facilities Authority, (Adventist Health System), (NPFG), 5.00%, 11/15/35	3,693,218
15,000	Illinois Finance Authority, (Children’s Memorial Hospital), (AGC), 5.25%, 8/15/47(1)	15,001,044
2,500	Indiana Health and Educational Facility Finance Authority, (Sisters of St. Francis Health Services), (AGM), 5.25%, 5/15/41(1)	2,551,025
2,625	Iowa Finance Authority, Health Facilities, (Iowa Health System), (AGC), 5.625%, 8/15/37	2,792,869
1,675	Maricopa County, AZ, Industrial Development Authority, (Catholic Healthcare West), (BHAC), 5.25%, 7/1/32	1,725,736
19,150	Maryland Health and Higher Educational Facilities Authority, (Lifebridge Health), (AGC), 4.75%, 7/1/47(1)	18,636,655
5,250	New Jersey Health Care Facilities Financing Authority, (Hackensack University Medical Center), (AGC), 5.25%, 1/1/36(1)	5,383,927
6,750	New Jersey Health Care Facilities Financing Authority, (Meridian Health Center), Series II, (AGC), 5.00%, 7/1/38	6,794,820
4,000	New Jersey Health Care Facilities Financing Authority, (Meridian Health Center), Series V, (AGC), 5.00%, 7/1/38(1)	4,026,560
13,115	New Jersey Health Care Facilities Financing Authority, (Virtua Health), (AGC), 5.50%, 7/1/38	13,813,243
5,795	Washington Health Care Facilities Authority, (MultiCare Health System), (AGC), 6.00%, 8/15/39	6,167,792
8,700	Washington Health Care Facilities Authority, (Providence Health Care), Series C, (AGM), 5.25%, 10/1/33(1)	8,975,790
12,605	Washington Health Care Facilities Authority, (Providence Health Care), Series D, (AGM), 5.25%, 10/1/33(1)	13,021,091

		$161,386,689

Insured-Industrial Development Revenue — 1.1%

$345	Pennsylvania Economic Development Financing Authority, (Aqua Pennsylvania Inc. Project), (BHAC), 5.00%, 10/1/39	$354,187
9,000	Pennsylvania Economic Development Financing Authority, (Aqua Pennsylvania Inc. Project), (BHAC), 5.00%, 10/1/39(1)	9,239,670

		$9,593,857

Insured-Lease Revenue / Certificates of Participation — 11.6%

$15,000	Hudson Yards, NY, Infrastructure Corp., (NPFG), 4.50%, 2/15/47	$13,003,500
2,910	New Jersey Economic Development Authority, (School Facilities Construction), (AGC), 5.50%, 12/15/34	3,170,852
24,000	San Diego County, CA, Water Authority, Certificates of Participation, (AGM), 5.00%, 5/1/38(1)	24,430,080
42,750	San Jose, CA, Financing Authority, (Civic Center), (AMBAC), (BHAC), 5.00%, 6/1/37(1)	43,078,748
13,000	Tri-Creek Middle School Building Corp., IN, (AGM), 5.25%, 1/15/34(1)	13,566,930

		$97,250,110

See notes to financial statements

Eaton Vance Municipal Bond Fund as of March 31, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Other Revenue — 10.1%

$78,275	Golden State Tobacco Securitization Corp., CA, (AGC), 5.00%, 6/1/45(1)	$72,208,693
16,795	Harris County-Houston, TX, Sports Authority, (NPFG), 0.00%, 11/15/34	3,093,807
6,750	New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 7.00%, 3/1/49	7,772,152
1,300	University of California, (Regents Medical Center), (BHAC), (NPFG), 4.50%, 5/15/47	1,208,688

		$84,283,340

Insured-Private Education — 3.2%

$8,000	Massachusetts Development Finance Agency, (Boston University), (AMBAC), (BHAC), 5.00%, 10/1/35	$8,181,280
7,865	Miami-Dade County, FL, Educational Facilities Authority, (University of Miami), (AMBAC), (BHAC), 5.00%, 4/1/31	8,079,872
11,350	Washington, DC, Georgetown University, (AMBAC), 4.50%, 4/1/42	10,760,594

		$27,021,746

Insured-Solid Waste — 0.6%

$2,760	Palm Beach County, FL, Solid Waste Authority, (BHAC), 5.00%, 10/1/24	$2,968,463
1,575	Palm Beach County, FL, Solid Waste Authority, (BHAC), 5.00%, 10/1/26	1,676,682

		$4,645,145

Insured-Special Tax Revenue — 14.9%

$18,005	Alabama Public School and College Authority, (AGM), 2.50%, 12/1/27	$13,321,359
18,980	Houston, TX, Hotel Occupancy Tax, (AMBAC), 0.00%, 9/1/24	8,303,940
1,175	Jacksonville, FL, Excise Tax, (FGIC), (NPFG), 5.125%, 10/1/27	1,191,908
13,000	Massachusetts Bay Transportation Authority, Assessment Bonds, (NPFG), 4.00%, 7/1/33	12,256,140
7,820	Metropolitan Atlanta Rapid Transit Authority, GA, (AGM), 4.50%, 7/1/32	7,781,369
34,500	Metropolitan Pier and Exposition Authority, IL, (McCormick Place Expansion), (NPFG), 0.00%, 12/15/34	7,874,625
15,000	Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 0.00%, 10/1/39	9,055,650
600	Miami-Dade County, FL, Special Obligation, (NPFG), 0.00%, 10/1/35	107,976
8,000	Miami-Dade County, FL, Special Obligation, (NPFG), 0.00%, 10/1/39	1,060,640
16,860	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	15,868,126
7,210	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 5.00%, 11/15/44	7,081,446
196,275	Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	11,699,953
26,815	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/44	3,267,408
78,410	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	8,878,364
49,580	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/46	5,195,488
1,075	Sunrise, FL, Public Facilities, (NPFG), 0.00%, 10/1/20	633,003
10,800	Utah Transportation Authority, Sales Tax Revenue, (AGM), 4.75%, 6/15/32(1)	11,061,036

		$124,638,431

Insured-Student Loan — 1.5%

$12,040	Maine Educational Loan Authority, (AGC), 5.625%, 12/1/27	$12,515,219

		$12,515,219

Insured-Transportation — 30.8%

$21,640	Chicago, IL, (O’Hare International Airport), (AGM), 4.75%, 1/1/34(1)	$21,607,972
13,360	Chicago, IL, (O’Hare International Airport), (AGM), 5.00%, 1/1/38(1)	13,495,737
8,080	Clark County, NV, (Las Vegas-McCarran International Airport), (AGM), 5.25%, 7/1/39	8,183,909
10,070	Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 0.00%, 1/1/23	1,493,985
3,100	Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 0.00%, 1/1/28	341,930
15,000	Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 5.375%, 1/1/40(4)	5,120,100
10,200	E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/21	5,129,172
25,000	E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/39	3,105,000
7,800	Harris County, TX, Toll Road, Senior Lien, (BHAC), (NPFG), 5.00%, 8/15/33(1)	8,138,962
6,710	Manchester, NH, (Manchester-Boston Regional Airport), (AGM), 5.125%, 1/1/30	6,782,535
10,150	Maryland Transportation Authority, (AGM), 4.50%, 7/1/41(1)	10,124,016
20,995	Maryland Transportation Authority, (AGM), 5.00%, 7/1/35(1)	22,207,040

See notes to financial statements

Eaton Vance Municipal Bond Fund as of March 31, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Transportation (continued)

$14,000	Maryland Transportation Authority, (AGM), 5.00%, 7/1/36(1)	$14,788,200
1,785	Metropolitan Washington, D.C., Airports Authority, (BHAC), 5.00%, 10/1/29	1,871,662
17,835	Minneapolis and St. Paul, MN, Metropolitan Airports Commission, (FGIC), (NPFG), 4.50%, 1/1/32	17,518,072
13,000	New Jersey Transportation Trust Fund Authority, (AGC), 5.50%, 12/15/38	14,131,780
1,015	North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), 5.50%, 1/1/29	1,083,127
1,160	North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), 5.75%, 1/1/39	1,235,330
10,000	North Texas Tollway Authority, (BHAC), 5.75%, 1/1/48	10,558,300
10,000	Port Authority of New York and New Jersey, (AGM), 5.00%, 8/15/26(1)	10,751,500
1,605	Port Palm Beach District, FL, (XLCA), 0.00%, 9/1/24	653,299
1,950	Port Palm Beach District, FL, (XLCA), 0.00%, 9/1/25	741,644
1,000	Port Palm Beach District, FL, (XLCA), 0.00%, 9/1/26	353,820
86,670	San Joaquin Hills, CA, Transportation Corridor Agency, (Toll Road Bonds), (NPFG), 0.00%, 1/15/25(2)	26,557,421
36,325	Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/20	19,972,212
33,570	Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 5.00%, 8/15/42	31,917,685

		$257,864,410

Insured-Water and Sewer — 15.4%

$2,000	Austin, TX, Water and Wastewater, (AGM), (BHAC), 5.00%, 11/15/33(1)	$2,064,720
2,965	Birmingham, AL, Waterworks and Sewer Board, (AMBAC), (BHAC), 4.50%, 1/1/39	2,899,266
3,185	Bossier City, LA, Utilities Revenue, (BHAC), 5.25%, 10/1/26	3,450,406
1,985	Bossier City, LA, Utilities Revenue, (BHAC), 5.25%, 10/1/27	2,140,048
3,170	Bossier City, LA, Utilities Revenue, (BHAC), 5.50%, 10/1/38	3,380,330
3,570	Chicago, IL, Wastewater Transmission Revenue, (BHAC), 5.50%, 1/1/38	3,789,162
13,670	Chicago, IL, Wastewater Transmission Revenue, (NPFG), 0.00%, 1/1/23	7,429,508
8,500	District of Columbia Water and Sewer Authority, (AGC), 5.00%, 10/1/34(1)	8,635,320
6,095	East Baton Rouge, LA, Sewer Commission, (AGM), (BHAC), 4.50%, 2/1/31(1)	6,070,193
5,890	East Baton Rouge, LA, Sewer Commission, (AGM), (BHAC), 4.50%, 2/1/36(1)	5,862,906
665	Emerald Coast, FL, Utility Authority Revenue, (FGIC), (NPFG), 4.75%, 1/1/31	657,173
2,000	Fernley, NV, Water and Sewer, (AGC), 5.00%, 2/1/38(1)	1,985,000
27,570	Houston, TX, Utility System, (AGM), (BHAC), 5.00%, 11/15/33(1)	28,485,597
11,140	Knoxville, TN, Waste Water System, (NPFG), 4.00%, 4/1/40	10,091,838
160	New York, NY, Municipal Water Finance Authority, (BHAC), 5.75%, 6/15/40	180,605
9,500	New York, NY, Municipal Water Finance Authority, (BHAC), 5.75%, 6/15/40(1)	10,723,410
27,670	Seattle, WA, Drain and Wastewater Revenue, (AGM), 5.00%, 6/1/38(1)	28,845,143
1,995	Tampa Bay, FL, Regional Water Supply Authority, (FGIC), (NPFG), 4.50%, 10/1/36	1,940,796

		$128,631,421

Insured-Water Revenue — 13.3%

$6,525	Atlanta, GA, Water and Wastewater, (NPFG), 5.00%, 11/1/39	$6,281,096
1,170	Detroit, MI, Water Supply System, (BHAC), (FGIC), 4.50%, 7/1/29	1,099,519
53,500	Los Angeles, CA, Department of Water and Power, (BHAC), (FGIC), 5.00%, 7/1/43(1)	53,829,560
38,235	Massachusetts Water Resources Authority, (AMBAC), (BHAC), 4.00%, 8/1/40	35,898,841
5,750	Metropolitan Water District, CA, Water and Sewer Systems, (BHAC), (FGIC), 5.00%, 10/1/36(1)	5,861,723
9,880	San Luis Obispo County, CA, (Nacimiento Water Project), (NPFG), 4.50%, 9/1/40	8,828,669

		$111,799,408

Other Revenue — 0.3%

$2,920	Main Street National Gas, Inc., GA, Gas Project Revenue, 5.50%, 9/15/27	$2,913,430

		$2,913,430

Private Education — 0.6%

$2,000	Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.00%, 10/1/38(1)	$2,111,900
3,070	New York Dormitory Authority, (Rockefeller University), 5.00%, 7/1/40	3,245,604

		$5,357,504

Transportation — 0.8%

$2,915	Orlando-Orange County, FL, Expressway Authority, 5.00%, 7/1/35	$2,959,191

See notes to financial statements

Eaton Vance Municipal Bond Fund as of March 31, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Transportation (continued)

$3,480	Orlando-Orange County, FL, Expressway Authority, 5.00%, 7/1/40	$3,524,301

		$6,483,492

Water and Sewer — 0.9%

$1,445	Marco Island, FL, Utility System, 5.00%, 10/1/34(3)	$1,445,000
6,325	Marco Island, FL, Utility System, 5.00%, 10/1/40(3)	6,305,329

		$7,750,329

Total Tax-Exempt Investments — 172.2%
(identified cost $1,489,510,468)		$1,442,513,079

Other Assets, Less Liabilities — (72.2)%		$(604,906,050)

Net Assets — 100.0%		$837,607,029

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AGM - Assured Guaranty Municipal Corp.

AMBAC - AMBAC Financial Group, Inc.

BHAC - Berkshire Hathaway Assurance Corp.

FGIC - Financial Guaranty Insurance Company

NPFG - National Public Finance Guaranty Corp.

XLCA - XL Capital Assurance, Inc.

At March 31, 2010, the concentration of the Fund’s investments in the various states, determined as a percentage of total investments is as follows:

California	20.4%
Texas	12.6%
Others, representing less than 10% individually	67.0%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2010, 89.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.1% to 26.4% of total investments.

(1)	Security represents the underlying municipal bond of an inverse floater (see Note 1H).

(2)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(3)	When-issued security.

(4)	Defaulted bond.

See notes to financial statements

Eaton Vance California Municipal Bond Fund as of March 31, 2010

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments — 175.4%

Principal Amount
(000’s omitted)	Security	Value

Electric Utilities — 1.0%

$2,375	Vernon, Electric System Revenue, 5.125%, 8/1/21	$2,465,488

		$2,465,488

Hospital — 10.6%

$2,000	California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 7/1/23	$2,032,540
1,745	California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), 5.00%, 11/15/34	1,682,669
5,400	California Statewide Communities Development Authority, (Huntington Memorial Hospital), 5.00%, 7/1/35	5,075,406
2,330	California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/34	2,228,692
3,850	California Statewide Communities Development Authority, (Kaiser Permanente), 5.25%, 3/1/45	3,718,484
3,950	Torrance Hospital, (Torrance Memorial Medical Center), 5.50%, 6/1/31	3,980,928
2,100	Turlock, (Emanuel Medical Center, Inc.), 5.375%, 10/15/34	1,823,640
3,005	Washington Health Care Facilities Authority, (Providence Health Care), 5.25%, 7/1/29	2,912,746
3,165	Washington Township Health Care District, 5.00%, 7/1/32	2,891,069
1,000	Washington Township Health Care District, 5.00%, 7/1/37	904,930

		$27,251,104

Insured-Electric Utilities — 13.4%

$20,000	Anaheim Public Financing Authority, (Electric System District), (BHAC), (NPFG), 4.50%, 10/1/32(1)	$19,584,200
6,750	Los Angeles Department of Water and Power, (AMBAC), (BHAC), 5.00%, 7/1/26(1)	7,142,445
2,000	Northern California Power Agency, (Hydroelectric), (AGC), 5.00%, 7/1/24	2,106,180
1,000	Sacramento Municipal Utility District, (AGM), 5.00%, 8/15/27	1,057,380
4,000	Sacramento Municipal Utility District, (AMBAC), (BHAC), 5.25%, 7/1/24	4,610,480

		$34,500,685

Insured-Escrowed / Prerefunded — 7.3%

$3,045	California Infrastructure & Economic Development Bank, (Bay Area Toll Bridges), (AMBAC), Prerefunded to 1/1/28, 5.00%, 7/1/36(2)	$3,532,778
55	California Water Resource, (Central Valley), (FGIC), (NPFG), Prerefunded to 12/1/12, 5.00%, 12/1/29	60,710
13,940	Sacramento County Airport System, (AGM), Prerefunded to 7/1/12, 5.00%, 7/1/27(1)	15,218,158

		$18,811,646

Insured-General Obligations — 34.9%

$4,260	Antelope Valley Community College District, (Election of 2004), (NPFG), 5.25%, 8/1/39	$4,363,816
18,375	Arcadia Unified School District, (AGM), 0.00%, 8/1/41	2,507,269
1,190	Azusa Unified School District, (AGM), 0.00%, 7/1/25	493,921
4,635	Burbank Unified School District, (FGIC), (NPFG), 0.00%, 8/1/21	2,598,474
6,500	California, (AGC), 4.50%, 8/1/30(1)	6,119,360
10,000	Chabot - Las Positas, Community College District, (AMBAC), 0.00%, 8/1/32	2,405,800
9,500	Chabot - Las Positas, Community College District, (AMBAC), 0.00%, 8/1/37	1,585,740
14,755	Chabot - Las Positas, Community College District, (AMBAC), 0.00%, 8/1/44	1,479,484
3,000	Chino Valley Unified School District, (AGM), 5.00%, 8/1/26	3,066,540
10,600	Coast Community College District, (Election of 2002), (AGM), 0.00%, 8/1/33	2,404,504
23,150	Coast Community College District, (Election of 2002), (AGM), 0.00%, 8/1/34	4,909,421
6,180	El Camino Hospital District, (NPFG), 4.45%, 8/1/36	5,719,096
7,540	Escondido, (Election of 2004), (NPFG), 4.75%, 9/1/36	7,055,329
2,060	Huntington Beach, City School District, (FGIC), (NPFG), 0.00%, 8/1/25	838,358
2,140	Huntington Beach, City School District, (FGIC), (NPFG), 0.00%, 8/1/26	812,237
2,000	Jurupa Unified School District, (FGIC), (NPFG), 0.00%, 8/1/23	885,840
2,000	Jurupa Unified School District, (FGIC), (NPFG), 0.00%, 8/1/26	717,020
7,300	Los Angeles Community College District, (Election of 2001), (AGM), (FGIC), 5.00%, 8/1/32	7,411,398
2,900	Modesto, High School District, Stanislaus County, (FGIC), (NPFG), 0.00%, 8/1/24	1,238,300
4,500	Palm Springs Unified School District, (Election of 2008), (AGC), 5.00%, 8/1/33	4,631,625
3,925	San Diego Unified School District, (FGIC), (NPFG), 0.00%, 7/1/22	2,184,812
8,015	San Diego Unified School District, (FGIC), (NPFG), 0.00%, 7/1/23	4,149,927
5,780	San Juan Unified School District, (AGM), 0.00%, 8/1/21	3,121,027
5,000	San Mateo County, Community College District, (FGIC), (NPFG), 0.00%, 9/1/22	2,658,350
4,365	San Mateo County, Community College District, (FGIC), (NPFG), 0.00%, 9/1/23	2,176,956

See notes to financial statements

Eaton Vance California Municipal Bond Fund as of March 31, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-General Obligations (continued)

$3,955	San Mateo County, Community College District, (FGIC), (NPFG), 0.00%, 9/1/25	$1,739,369
5,240	San Mateo Union High School District, (FGIC), (NPFG), 0.00%, 9/1/21	3,034,379
5,735	Santa Clara Unified School District, (Election of 2004), (AGM), 4.375%, 7/1/30	5,485,642
2,450	Union Elementary School District, (FGIC), (NPFG), 0.00%, 9/1/24	1,093,141
3,000	Ventura County, Community College District, (NPFG), 5.00%, 8/1/27	3,083,340

		$89,970,475

Insured-Hospital — 14.5%

$2,205	California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), (BHAC), 5.00%, 11/15/34	$2,215,606
19,495	California Health Facilities Financing Authority, (Sutter Health), (BHAC), (NPFG), 5.00%, 8/15/38(1)	19,509,231
10,000	California Statewide Communities Development Authority, (Kaiser Permanente), (BHAC), 5.00%, 4/1/31(1)	10,171,200
3,500	California Statewide Communities Development Authority, (Kaiser Permanente), (BHAC), 5.00%, 3/1/41(1)	3,512,285
2,000	California Statewide Communities Development Authority, (Sutter Health), (AMBAC), (BHAC), 5.00%, 11/15/38(1)	2,012,980

		$37,421,302

Insured-Lease Revenue / Certificates of Participation — 15.5%

$11,915	California Public Works Board, (California Community College), (FGIC), (NPFG), 4.00%, 10/1/30	$9,032,881
1,000	California Public Works Board, (Department of General Services), (AMBAC), 5.00%, 12/1/27	932,100
3,885	Puerto Rico Public Finance Corp., (AMBAC), Escrowed to Maturity, 5.50%, 8/1/27	4,665,341
10,000	San Diego County Water Authority, Certificates of Participation, (AGM), 5.00%, 5/1/38(1)	10,179,200
1,000	San Jose Financing Authority, (Civic Center), (AMBAC), (BHAC), 5.00%, 6/1/37	1,007,690
14,000	San Jose Financing Authority, (Civic Center), (AMBAC), (BHAC), 5.00%, 6/1/37(1)	14,107,660

		$39,924,872

Insured-Other Revenue — 7.2%

$20,275	Golden State Tobacco Securitization Corp., (AGC), 5.00%, 6/1/45(1)	$18,703,689

		$18,703,689

Insured-Private Education — 0.4%

$1,000	California Educational Facilities Authority, (Pepperdine University), (FGIC), (NPFG), 5.00%, 9/1/33	$999,960

		$999,960

Insured-Public Education — 12.3%

$8,250	California State University, (AGM), (BHAC), 5.00%, 11/1/39(1)	$8,448,000
1,000	California State University, (AMBAC), 5.125%, 11/1/26	1,020,320
3,095	University of California, (AGM), 4.50%, 5/1/26(1)	3,093,081
6,690	University of California, (AGM), 4.50%, 5/15/28(1)	6,499,804
10,750	University of California, (BHAC), (FGIC), 4.75%, 5/15/37(1)	10,644,220
2,115	University of California, General Revenues, (BHAC), (FGIC), 4.75%, 5/15/37	2,094,188

		$31,799,613

Insured-Sewer Revenue — 3.7%

$9,450	Livermore-Amador Valley, Water Management Agency, (AMBAC), 5.00%, 8/1/31(3)	$9,454,158

		$9,454,158

Insured-Special Assessment Revenue — 6.7%

$7,765	Ceres, Redevelopment Agency Tax, (AMBAC), 4.00%, 11/1/36	$5,515,247
855	Murrieta Redevelopment Agency Tax, (NPFG), 5.00%, 8/1/32	769,893
7,000	Pomona, Public Financing Authority, (NPFG), 5.00%, 2/1/33	6,344,870
4,110	Santa Cruz County, Redevelopment Agency Tax, (NPFG), 5.00%, 9/1/35	3,650,543
1,010	Tustin Unified School District, (AGM), 5.00%, 9/1/38	980,144

		$17,260,697

Insured-Special Tax Revenue — 15.0%

$1,000	Hesperia Public Financing Authority, (Redevelopment and Housing Projects), (XLCA), 5.00%, 9/1/31	$860,860
10,355	Hesperia Public Financing Authority, (Redevelopment and Housing Projects), (XLCA), 5.00%, 9/1/37	8,457,757
2,400	North City, School Facility Financing Authority, (AMBAC), 0.00%, 9/1/26	855,936
59,440	Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	3,543,218
8,900	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/44	1,084,465
25,860	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	2,928,128
16,350	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/46	1,713,317

See notes to financial statements

Eaton Vance California Municipal Bond Fund as of March 31, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Special Tax Revenue (continued)

$835	Sacramento Area Flood Control Agency, (BHAC), 5.50%, 10/1/28	$922,600
335	Sacramento Area Flood Control Agency, (BHAC), 5.625%, 10/1/37	365,080
7,000	San Francisco Bay Area Rapid Transportation District, Sales Tax Revenue, (AGM), 4.25%, 7/1/36	6,234,900
3,595	San Francisco Bay Area Rapid Transportation District, Sales Tax Revenue, (AMBAC), 5.00%, 7/1/31	3,657,517
1,850	San Francisco Bay Area Rapid Transportation District, Sales Tax Revenue, (AMBAC), 5.125%, 7/1/36	1,881,394
8,425	San Jose Redevelopment Agency, (Merged Area Redevelopment Project), (XLCA), 4.25%, 8/1/36	6,279,068

		$38,784,240

Insured-Transportation — 0.3%

$3,445	San Joaquin Hills, Transportation Corridor Agency, (NPFG), 0.00%, 1/15/30	$694,340

		$694,340

Insured-Water Revenue — 29.1%

$8,000	California Department of Water Resources Center, (Valley Project), (BHAC), (FGIC), 5.00%, 12/1/29(1)	$8,174,640
7,065	Calleguas Las Virgines Public Financing Authority, (Municipal Water District), (BHAC), (FGIC), 4.75%, 7/1/37	7,087,255
5,500	Contra Costa, Water District, (AGM), 4.50%, 10/1/31(1)	5,308,820
345	East Bay Municipal Utility District, Water System Revenue, (AGM), (FGIC), 5.00%, 6/1/32	362,019
5,615	East Bay Municipal Utility District, Water System Revenue, (FGIC), (NPFG), 5.00%, 6/1/32	5,891,988
7,750	Los Angeles Department of Water and Power, (BHAC), (FGIC), 5.00%, 7/1/43(1)	7,797,740
14,750	Los Angeles Department of Water and Power, (BHAC), (NPFG), 5.125%, 7/1/41(1)	14,834,222
10,000	Metropolitan Water District Water and Sewer Systems, (BHAC), (FGIC), 5.00%, 10/1/36(1)	10,194,300
1,570	Riverside, Water Revenue, (AGM), 5.00%, 10/1/38	1,602,687
6,930	San Luis Obispo County, (Nacimiento Water Project), (NPFG), 4.50%, 9/1/40	6,192,579
8,415	Santa Clara Valley Water District, (AGM), 3.75%, 6/1/28	7,705,615

		$75,151,865

Private Education — 0.5%

$1,375	California Educational Facilities Authority, (Loyola Marymount University), 5.00%, 10/1/30	$1,375,000

		$1,375,000

Transportation — 3.0%

$7,500	Los Angeles Department of Airports, (Los Angeles International Airport), 5.00%, 5/15/35(4)	$7,654,950

		$7,654,950

Total Tax-Exempt Investments — 175.4%
(identified cost $470,895,931)		$452,224,084

Short-Term Investments — 1.8%

Principal Amount
(000’s omitted)	Description	Value

$4,658	State Street Bank and Trust Euro Time Deposit, 0.01%, 4/1/10	$4,657,695

Total Short-Term Investments — 1.8%
(identified cost $4,657,695)		$4,657,695

Total Investments — 177.2%
(identified cost $475,553,626)		$456,881,779

Other Assets, Less Liabilities — (77.2)%		$(198,997,135)

Net Assets — 100.0%		$257,884,644

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AGM - Assured Guaranty Municipal Corp.

AMBAC - AMBAC Financial Group, Inc.

BHAC - Berkshire Hathaway Assurance Corp.

FGIC - Financial Guaranty Insurance Company

NPFG - National Public Finance Guaranty Corp.

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2010, 90.5% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 3.4% to 33.8% of total investments.

(1)	Security represents the underlying municipal bond of an inverse floater (see Note 1H).

(2)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(3)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(4)	When-issued security.

See notes to financial statements

Eaton Vance New York Municipal Bond Fund as of March 31, 2010

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments — 163.2%

Principal Amount
(000’s omitted)	Security	Value

General Obligations — 0.9%

$1,750	New York, 5.25%, 1/15/33(1)	$1,793,050

		$1,793,050

Hospital — 0.3%

$640	New York Dormitory Authority, (Lenox Hill Hospital), 5.50%, 7/1/30	$589,350

		$589,350

Industrial Development Revenue — 2.2%

$3,040	Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	$3,078,547
1,440	Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.50%, 10/1/37	1,511,511

		$4,590,058

Insured-Electric Utilities — 7.8%

$5,000	Long Island Power Authority, Electric System Revenue, (BHAC), 5.75%, 4/1/33	$5,615,700
3,685	Long Island Power Authority, Electric System Revenue, (NPFG), 4.25%, 5/1/33	3,394,217
7,210	New York Power Authority, (BHAC), (NPFG), 4.50%, 11/15/47(1)	7,172,075

		$16,181,992

Insured-Escrowed / Prerefunded — 1.8%

$8,615	New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), (NPFG), Escrowed to Maturity, 0.00%, 7/1/30	$3,654,483

		$3,654,483

Insured-General Obligations — 13.3%

$2,290	Brentwood Union Free School District, (AGC), 4.75%, 11/15/23	$2,499,169
2,390	Brentwood Union Free School District, (AGC), 5.00%, 11/15/24	2,662,651
200	East Northport Fire District, (AGC), 4.50%, 11/1/20	222,518
200	East Northport Fire District, (AGC), 4.50%, 11/1/21	221,146
200	East Northport Fire District, (AGC), 4.50%, 11/1/22	219,454
200	East Northport Fire District, (AGC), 4.50%, 11/1/23	218,198
245	Eastchester Union Free School District, (AGM), 3.50%, 6/15/20	247,803
255	Eastchester Union Free School District, (AGM), 3.75%, 6/15/21	260,253
175	Eastchester Union Free School District, (AGM), 4.00%, 6/15/23	179,065
185	Freeport, (AGC), 5.00%, 10/15/20	209,722
195	Freeport, (AGC), 5.00%, 10/15/21	220,295
830	Freeport Union Free School District, (AGC), 4.00%, 4/1/23	853,074
870	Freeport Union Free School District, (AGC), 4.00%, 4/1/24	892,785
1,395	Hauppauge Union Free School District, (AGC), 4.00%, 7/15/24	1,408,866
1,110	Hoosic Valley Central School District, (AGC), 4.00%, 6/15/23	1,124,985
820	Longwood Central School District, Suffolk County, (AGC), 4.15%, 6/1/23	837,983
860	Longwood Central School District, Suffolk County, (AGC), 4.25%, 6/1/24	879,144
480	New Rochelle City School District, (AGC), 3.75%, 11/15/19	492,878
715	New Rochelle City School District, (AGC), 4.00%, 11/15/20	741,956
2,250	New York, (AGM), 5.00%, 4/1/22	2,399,625
1,750	New York Dormitory Authority, (School Districts Financing Program), (NPFG), 5.00%, 10/1/30	1,767,185
1,000	Oneida County, (AGC), 3.875%, 4/15/20	1,014,220
455	Oneida County, (AGC), 4.00%, 4/15/21	460,838
1,000	Oneida County, (AGC), 4.00%, 4/15/22	1,006,900
1,065	Syracuse, (AGC), 5.00%, 6/15/19	1,183,897
785	Wantagh Union Free School District, (AGC), 4.50%, 11/15/19	859,520
825	Wantagh Union Free School District, (AGC), 4.50%, 11/15/20	891,965
905	Wantagh Union Free School District, (AGC), 4.75%, 11/15/22	980,269
950	Wantagh Union Free School District, (AGC), 4.75%, 11/15/23	1,021,107
1,590	William Floyd Union Free School District, (AGC), 4.00%, 12/15/24	1,613,627

		$27,591,098

Insured-Hospital — 13.1%

$7,250	New York Dormitory Authority, (Health Quest Systems), (AGC), 5.125%, 7/1/37(1)	$7,405,657
4,355	New York Dormitory Authority, (Hudson Valley Hospital Center), (AGM), (BHAC), 5.00%, 8/15/36	4,545,662
4,805	New York Dormitory Authority, (Maimonides Medical Center), (NPFG), 5.00%, 8/1/33	4,856,846
10,000	New York Dormitory Authority, (Presbyterian Hospital), (AGM), (BHAC), (FHA), 5.25%, 2/15/31(1)	10,306,100

		$27,114,265

See notes to financial statements

Eaton Vance New York Municipal Bond Fund as of March 31, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Housing — 1.2%

$2,350	New York Housing Development Corp., (FGIC), (NPFG), 5.00%, 7/1/25	$2,439,840

		$2,439,840

Insured-Lease Revenue / Certificates of Participation — 5.5%

$8,120	Hudson Yards Infrastructure Corp., (NPFG), 4.50%, 2/15/47	$7,039,228
4,050	New York City Transitional Finance Authority, (BHAC), 5.50%, 7/15/38(2)	4,432,887

		$11,472,115

Insured-Other Revenue — 12.4%

$3,985	New York City Cultural Resource Trust, (American Museum of Natural History), (NPFG), 5.00%, 7/1/44(3)	$4,059,480
4,250	New York City Cultural Resource Trust, (Museum of Modern Art), (AMBAC), (BHAC), 5.125%, 7/1/31(1)	4,332,365
7,560	New York City Industrial Development Agency, (Yankee Stadium), (NPFG), 4.75%, 3/1/46	6,838,020
10,000	New York City Transitional Finance Authority, (AGM), (FGIC), 5.00%, 7/15/31(1)	10,360,100

		$25,589,965

Insured-Private Education — 38.7%

$4,000	Madison County Industrial Development Agency, (Colgate University), (NPFG), 5.00%, 7/1/39	$4,079,400
16,500	New York City Industrial Development Agency, (New York University), (AMBAC), (BHAC), 5.00%, 7/1/41(1)	16,621,935
8,785	New York Dormitory Authority, (Brooklyn Law School), (XLCA), 5.125%, 7/1/30	8,795,981
40	New York Dormitory Authority, (Fordham University), (AGC), (BHAC), 5.00%, 7/1/38	41,755
10,750	New York Dormitory Authority, (Fordham University), (AGC), (BHAC), 5.00%, 7/1/38(1)	11,221,710
3,500	New York Dormitory Authority, (New York University), (AMBAC), 5.00%, 7/1/41	3,520,790
4,250	New York Dormitory Authority, (New York University), (AMBAC), (BHAC), 5.00%, 7/1/31(1)	4,286,593
1,555	New York Dormitory Authority, (Pratt Institute), (AGC), 5.00%, 7/1/34	1,601,323
3,665	New York Dormitory Authority, (Pratt Institute), (AGC), 5.125%, 7/1/39	3,799,982
8,515	New York Dormitory Authority, (Rochester Institute of Technology), (AMBAC), 5.25%, 7/1/32	8,660,521
3,750	New York Dormitory Authority, (St. John’s University), (NPFG), 5.25%, 7/1/37	3,826,688
8,500	New York Dormitory Authority, (State University), (BHAC), 5.00%, 7/1/38	8,872,980
5,555	Oneida County Industrial Development Agency, (Hamilton College), (NPFG), 0.00%, 7/1/34	1,591,008
8,455	Oneida County Industrial Development Agency, (Hamilton College), (NPFG), 0.00%, 7/1/36	2,142,835
4,000	Oneida County Industrial Development Agency, (Hamilton College), (NPFG), 0.00%, 7/1/37	949,440

		$80,012,941

Insured-Public Education — 1.3%

$925	New York Dormitory Authority, (City University), (AMBAC), 5.50%, 7/1/35	$911,264
1,750	New York Dormitory Authority, (Educational Housing Services CUNY Student Housing), (AMBAC), 5.25%, 7/1/23	1,774,080

		$2,685,344

Insured-Solid Waste — 1.7%

$1,490	Ulster County, Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/21	$961,512
1,090	Ulster County, Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/23	625,758
3,635	Ulster County, Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/25	1,866,173

		$3,453,443

Insured-Special Tax Revenue — 19.6%

$14,560	Metropolitan Transportation Authority, (AGM), 5.00%, 11/15/32(1)	$14,755,394
3,490	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	3,284,683
2,710	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 5.00%, 11/15/44	2,661,681
2,415	New York State Housing Finance Agency, (AGM), 5.00%, 3/15/37(3)	2,498,366
3,000	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/36	478,350
4,000	Puerto Rico Infrastructure Financing Authority, (FGIC), 0.00%, 7/1/32	877,760
56,755	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/44	6,915,597
18,180	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	2,058,521
11,605	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/46	1,216,088
1,310	Sales Tax Asset Receivables Corp., (AMBAC), 5.00%, 10/15/29	1,373,509

See notes to financial statements

Eaton Vance New York Municipal Bond Fund as of March 31, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Special Tax Revenue (continued)

$4,185	Sales Tax Asset Receivables Corp., (AMBAC), 5.00%, 10/15/32	$4,336,832

		$40,456,781

Insured-Transportation — 22.5%

$22,500	Metropolitan Transportation Authority, (AGM), 5.00%, 11/15/30(1)	$22,718,700
2,175	New York Thruway Authority, (AMBAC), 5.50%, 4/1/20	2,522,456
5,600	Port Authority of New York and New Jersey, (AGM), 5.00%, 8/15/24(1)	6,057,464
11,000	Port Authority of New York and New Jersey, (AGM), 5.00%, 8/15/33(1)	11,467,390
3,625	Triborough Bridge and Tunnel Authority, (NPFG), 5.00%, 11/15/32(3)	3,685,320

		$46,451,330

Insured-Water and Sewer — 10.4%

$300	Nassau County Sewer and Storm Water Finance Authority, (BHAC), 5.125%, 11/1/23	$331,950
3,835	Nassau County Sewer and Storm Water Finance Authority, (BHAC), 5.375%, 11/1/28	4,244,118
6,500	New York City Municipal Water Finance Authority, (Water and Sewer System), (AMBAC), (BHAC), 5.00%, 6/15/38(1)	6,614,985
10,000	New York City Municipal Water Finance Authority, (Water and Sewer System), (BHAC), (NPFG), 5.125%, 6/15/34(1)	10,430,200

		$21,621,253

Insured-Water Revenue — 0.7%

$1,475	Suffolk County Water Authority, (NPFG), 4.50%, 6/1/25	$1,506,698

		$1,506,698

Lease Revenue / Certificates of Participation — 6.5%

$4,000	Metropolitan Transportation Authority, Lease Contract, 5.125%, 1/1/29	$4,066,360
9,270	New York Dormitory Authority, (North General Hospital), 5.00%, 2/15/25	9,425,550

		$13,491,910

Other Revenue — 0.6%

$4,900	Brooklyn Arena Local Development Corp., (Barclays Center), 0.00%, 7/15/31	$1,297,520

		$1,297,520

Private Education — 1.8%

$1,630	Madison County Industrial Development Agency, (Colgate University), 5.00%, 7/1/33	$1,657,726
2,040	New York Dormitory Authority, (Rockefeller University), 5.00%, 7/1/40	2,156,688

		$3,814,414

Transportation — 0.9%

$1,565	Nassau County Bridge Authority, 5.00%, 10/1/35(4)	$1,585,423
300	Nassau County Bridge Authority, 5.00%, 10/1/40(4)	299,551

		$1,884,974

Total Tax-Exempt Investments — 163.2%
(identified cost $335,558,773)		$337,692,824

Short-Term Investments — 3.4%

Principal Amount
(000’s omitted)	Description	Value

$7,100	State Street Bank and Trust Euro Time Deposit, 0.01%, 4/1/10	$7,099,915

Total Short-Term Investments — 3.4%
(identified cost $7,099,915)		$7,099,915

Total Investments — 166.6%
(identified cost $342,658,688)		$344,792,739

Other Assets, Less Liabilities — (66.6)%		$(137,882,747)

Net Assets — 100.0%		$206,909,992

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AGM - Assured Guaranty Municipal Corp.

AMBAC - AMBAC Financial Group, Inc.

BHAC - Berkshire Hathaway Assurance Corp.

FGIC - Financial Guaranty Insurance Company

FHA - Federal Housing Administration

NPFG - National Public Finance Guaranty Corp.

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2010, 90.0% of total investments are backed by bond insurance of

See notes to financial statements

Eaton Vance New York Municipal Bond Fund as of March 31, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.6% to 28.7% of total investments.

(1)	Security represents the underlying municipal bond of an inverse floater (see Note 1H).

(2)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(3)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(4)	When-issued security.

See notes to financial statements

Eaton Vance Municipal Bond Funds as of March 31, 2010

FINANCIAL STATEMENTS (Unaudited)

Statements of Assets and Liabilities

As of March 31, 2010	Municipal Fund	California Fund	New York Fund

Assets

Investments —
Identified cost	$1,489,510,468	$475,553,626	$342,658,688
Unrealized appreciation (depreciation)	(46,997,389)	(18,671,847)	2,134,051

Investments, at value	$1,442,513,079	$456,881,779	$344,792,739

Interest receivable	$17,611,413	$5,474,955	$4,234,766
Receivable for investments sold	3,464,704	—	150,033
Deferred debt issuance costs	1,849,215	522,149	304,617

Total assets	$1,465,438,411	$462,878,883	$349,482,155

Liabilities

Payable for floating rate notes issued	$616,300,000	$196,510,000	$139,875,000
Payable for when-issued securities	7,704,461	7,612,575	1,868,337
Payable for variation margin on open financial futures contracts	—	114,375	78,281
Payable for open swap contracts	716,487	46,513	269,380
Due to custodian	1,046,236	—	—
Payable to affiliates:
Investment adviser fee	705,763	219,683	168,387
Interest expense and fees payable	1,169,471	397,125	241,996
Accrued expenses	188,964	93,968	70,782

Total liabilities	$627,831,382	$204,994,239	$142,572,163

Net Assets	$837,607,029	$257,884,644	$206,909,992

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized	$679,099	$217,003	$158,114
Additional paid-in capital	955,349,683	306,077,980	222,853,976
Accumulated net realized loss	(79,390,514)	(32,459,411)	(19,297,480)
Accumulated undistributed net investment income	8,682,637	2,631,038	1,237,358
Net unrealized appreciation (depreciation)	(47,713,876)	(18,581,966)	1,958,024

Net Assets	$837,607,029	$257,884,644	$206,909,992

Common Shares Outstanding

	67,909,917	21,700,267	15,811,399

Net Asset Value

Net assets ÷ common shares issued and outstanding	$12.33	$11.88	$13.09

See notes to financial statements

Eaton Vance Municipal Bond Funds as of March 31, 2010

FINANCIAL STATEMENTS (Unaudited) CONT’D

Statements of Operations

For the Six Months Ended March 31, 2010	Municipal Fund	California Fund	New York Fund

Investment Income

Interest	$37,166,286	$11,528,897	$8,280,090

Total investment income	$37,166,286	$11,528,897	$8,280,090

Expenses

Investment adviser fee	$4,695,941	$1,473,279	$1,124,375
Trustees’ fees and expenses	24,095	7,750	5,994
Custodian fee	143,999	90,505	72,158
Transfer and dividend disbursing agent fees	11,483	5,792	6,262
Legal and accounting services	62,700	43,389	31,857
Printing and postage	86,941	33,922	33,262
Interest expense and fees	2,196,658	694,204	551,181
Miscellaneous	25,108	21,099	2,794

Total expenses	$7,246,925	$2,369,940	$1,827,883

Deduct —
Reduction of custodian fee	$1,178	$255	$782
Allocation of expenses to affiliate	577,962	181,383	138,411

Total expense reductions	$579,140	$181,638	$139,193

Net expenses	$6,667,785	$2,188,302	$1,688,690

Net investment income	$30,498,501	$9,340,595	$6,591,400

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(1,769,553)	$(3,317,634)	$(1,387,865)
Extinguishment of debt	(35,176)	—	—
Financial futures contracts	—	139,553	102,037
Swap contracts	1,438,165	472,189	342,143

Net realized loss	$(366,564)	$(2,705,892)	$(943,685)

Change in unrealized appreciation (depreciation) —
Investments	$(58,813,530)	$(21,159,619)	$(9,361,829)
Financial futures contracts	—	619,531	420,109
Swap contracts	2,525,753	42,937	1,013,052

Net change in unrealized appreciation (depreciation)	$(56,287,777)	$(20,497,151)	$(7,928,668)

Net realized and unrealized loss	$(56,654,341)	$(23,203,043)	$(8,872,353)

Net decrease in net assets from operations	$(26,155,840)	$(13,862,448)	$(2,280,953)

See notes to financial statements

Eaton Vance Municipal Bond Funds as of March 31, 2010

FINANCIAL STATEMENTS (Unaudited) CONT’D

Statements of Changes in Net Assets

For the Six Months Ended March 31, 2010
Increase (Decrease) in Net Assets	Municipal Fund	California Fund	New York Fund

From operations —
Net investment income	$30,498,501	$9,340,595	$6,591,400
Net realized loss from investment transactions, extinguishment of debt, financial futures contracts and swap contracts	(366,564)	(2,705,892)	(943,685)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	(56,287,777)	(20,497,151)	(7,928,668)

Net decrease in net assets from operations	$(26,155,840)	$(13,862,448)	$(2,280,953)

Distributions to common shareholders —
From net investment income	$(30,635,170)	$(9,137,515)	$(6,410,419)

Total distributions to common shareholders	$(30,635,170)	$(9,137,515)	$(6,410,419)

Capital share transactions —
Reinvestment of distributions to common shareholders	$1,006,905	$142,016	$297,866

Net increase in net assets from capital share transactions	$1,006,905	$142,016	$297,866

Net decrease in net assets	$(55,784,105)	$(22,857,947)	$(8,393,506)

Net Assets

At beginning of period	$893,391,134	$280,742,591	$215,303,498

At end of period	$837,607,029	$257,884,644	$206,909,992

Accumulated undistributed net investment income included in net assets

At end of period	$8,682,637	$2,631,038	$1,237,358

See notes to financial statements

Eaton Vance Municipal Bond Funds as of March 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

For the Year Ended September 30, 2009
Increase (Decrease) in Net Assets	Municipal Fund	California Fund	New York Fund

From operations —
Net investment income	$56,812,789	$17,921,015	$12,462,062
Net realized loss from investment transactions, financial futures contracts and swap contracts	(58,106,471)	(21,430,474)	(13,060,623)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	207,373,156	55,652,776	43,455,539

Net increase in net assets from operations	$206,079,474	$52,143,317	$42,856,978

Distributions to common shareholders —
From net investment income	$(54,304,179)	$(16,634,117)	$(11,572,247)

Total distributions to common shareholders	$(54,304,179)	$(16,634,117)	$(11,572,247)

Capital share transactions —
Reinvestment of distributions to common shareholders	$1,585,555	$222,414	$375,543
Issued in connection with tax-free reorganization (see Note 10)	20,638,318	—	—

Net increase in net assets from capital share transactions	$22,223,873	$222,414	$375,543

Net increase in net assets	$173,999,168	$35,731,614	$31,660,274

Net Assets

At beginning of year	$719,391,966	$245,010,977	$183,643,224

At end of year	$893,391,134	$280,742,591	$215,303,498

Accumulated undistributed net investment income included in net assets

At end of year	$8,819,306	$2,427,958	$1,056,377

See notes to financial statements

Eaton Vance Municipal Bond Funds as of March 31, 2010

FINANCIAL STATEMENTS (Unaudited) CONT’D

Statements of Cash Flows

For the Six Months Ended March 31, 2010
Cash Flows From Operating Activities	Municipal Fund	California Fund	New York Fund

Net decrease in net assets from operations	$(26,155,840)	$(13,862,448)	$(2,280,953)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(61,470,862)	(15,852,910)	(8,287,080)
Investments sold	59,371,710	13,977,372	13,405,922
Decrease (increase) in short-term investments, net	1,549,694	(4,657,695)	(7,099,915)
Net accretion/amortization of premium (discount)	(5,996,005)	(1,901,720)	(665,387)
Amortization of deferred debt issuance costs	128,655	72,540	70,693
Decrease (increase) in interest receivable	63,544	(58,325)	211,067
Increase in receivable for investments sold	(3,318,982)	—	(150,033)
Decrease in receivable for variation margin on open financial futures contracts	—	61,000	41,750
Increase in payable for when-issued securities	7,704,461	7,612,575	1,868,337
Increase in payable for variation margin on open financial futures contracts	—	114,375	78,281
Decrease in payable for open swap contracts	(2,525,753)	(42,937)	(1,013,052)
Increase (decrease) in payable to affiliate for investment adviser fee	(57,429)	3,675	5,728
Decrease in interest expense and fees payable	(423,982)	(157,578)	(122,794)
Decrease in accrued expenses	(90,441)	(38,751)	(55,558)
Net realized loss on extinguishment of debt	35,176	—	—
Net change in unrealized (appreciation) depreciation from investments	58,813,530	21,159,619	9,361,829
Net realized loss from investments	1,769,553	3,317,634	1,387,865

Net cash provided by operating activities	$29,397,029	$9,746,426	$6,756,700

Cash Flows From Financing Activities

Distributions paid to common shareholders, net of reinvestments	$(29,628,265)	$(8,995,499)	$(6,112,553)
Proceeds from secured borrowings	8,910,000	—	—
Repayment of secured borrowings	(9,725,000)	—	—
Increase (decrease) in due to custodian	1,046,236	(750,927)	(644,147)

Net cash used in financing activities	$(29,397,029)	$(9,746,426)	$(6,756,700)

Cash at beginning of period	$—	$—	$—

Cash at end of period	$—	$—	$—

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$1,006,905	$142,016	$297,866
Cash paid for interest and fees	$2,491,985	$779,242	$603,282

See notes to financial statements

Eaton Vance Municipal Bond Funds as of March 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Municipal Fund
	Six Months Ended		Year Ended September 30,
	March 31, 2010
	(Unaudited)		2009	2008	2007	2006	2005

Net asset value — Beginning of period (Common shares)	$13.170		$11.080	$15.100	$15.910	$15.320	$14.750

Income (Loss) From Operations

Net investment income(1)	$0.449		$0.846	$0.959	$1.050	$1.060	$1.059
Net realized and unrealized gain (loss)	(0.838)		2.051	(3.797)	(0.419)	0.696	0.611
Distributions to preferred shareholders
From net investment income	—		—	(0.171)	(0.225)	(0.270)	(0.174)
From net realized gain	—		—	(0.051)	(0.113)	(0.014)	—

Total income (loss) from operations	$(0.389)		$2.897	$(3.060)	$0.293	$1.472	$1.496

Less Distributions to Common Shareholders

From net investment income	$(0.451)		$(0.807)	$(0.773)	$(0.771)	$(0.813)	$(0.926)
From net realized gain	—		—	(0.187)	(0.332)	(0.069)	—

Total distributions to common shareholders	$(0.451)		$(0.807)	$(0.960)	$(1.103)	$(0.882)	$(0.926)

Net asset value — End of period (Common shares)	$12.330		$13.170	$11.080	$15.100	$15.910	$15.320

Market value — End of period (Common shares)	$12.930		$13.160	$11.140	$15.310	$15.220	$15.050

Total Investment Return on Net Asset Value(2)	(2.87	)%(3)	28.15%	(21.24)%	1.87%	10.21%	10.70%

Total Investment Return on Market Value(2)	1.93	%(3)	27.36%	(21.90)%	7.97%	7.32%	14.98%

Ratios/Supplemental Data

Net assets applicable to common shares, end of period (000’s omitted)	$837,607		$893,391	$719,392	$977,406	$1,028,359	$989,850
Ratios (as a percentage of average daily net assets applicable to common shares):(4)
Expenses excluding interest and fees	1.08	%(5)	1.04%	0.89%	0.79%	0.79%	0.78%
Interest and fee expense(6)	0.53	%(5)	1.33%	0.59%	—	—	—
Total expenses before custodian fee reduction	1.61	%(5)	2.37%	1.48%	0.79%	0.79%	0.78%
Expenses after custodian fee reduction excluding interest and fees	1.08	%(5)	1.04%	0.86%	0.78%	0.78%	0.77%
Net investment income	7.35	%(5)	7.94%	6.94%	6.76%	6.91%	6.97%
Portfolio Turnover	4	%(3)	19%	54%	39%	56%	51%

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Not annualized.

(4)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(5)	Annualized.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

See notes to financial statements

Eaton Vance Municipal Bond Funds as of March 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	California Fund
	Six Months Ended		Year Ended September 30,
	March 31, 2010
	(Unaudited)		2009	2008	2007	2006	2005

Net asset value — Beginning of period (Common shares)	$12.940		$11.310	$15.000	$15.280	$14.690	$14.250

Income (Loss) From Operations

Net investment income(1)	$0.431		$0.827	$0.930	$1.024	$1.015	$1.011
Net realized and unrealized gain (loss)	(1.070)		1.570	(3.418)	(0.269)	0.598	0.444
Distributions to preferred shareholders
From net investment income	—		—	(0.153)	(0.296)	(0.259)	(0.162)
From net realized gain	—		—	(0.094)	—	—	—

Total income (loss) from operations	$(0.639)		$2.397	$(2.735)	$0.459	$1.354	$1.293

Less Distributions to Common Shareholders

From net investment income	$(0.421)		$(0.767)	$(0.724)	$(0.739)	$(0.764)	$(0.853)
From net realized gain	—		—	(0.231)	—	—	—

Total distributions to common shareholders	$(0.421)		$(0.767)	$(0.955)	$(0.739)	$(0.764)	$(0.853)

Net asset value — End of period (Common shares)	$11.880		$12.940	$11.310	$15.000	$15.280	$14.690

Market value — End of period (Common shares)	$12.140		$12.970	$11.090	$14.720	$14.840	$13.920

Total Investment Return on Net Asset Value(2)	(4.85	)%(3)	22.99%	(19.08)%	3.10%	9.85%	9.58%

Total Investment Return on Market Value(2)	(2.99	)%(3)	25.72%	(19.15)%	4.18%	12.58%	7.77%

Ratios/Supplemental Data

Net assets applicable to common shares, end of period (000’s omitted)	$257,885		$280,743	$245,011	$324,508	$330,464	$317,785
Ratios (as a percentage of average daily net assets applicable to common shares):(4)
Expenses excluding interest and fees	1.15	%(5)	1.06%	0.95%	0.81%	0.85%	0.84%
Interest and fee expense(6)	0.54	%(5)	1.28%	0.51%	—	—	—
Total expenses before custodian fee reduction	1.69	%(5)	2.34%	1.46%	0.81%	0.85%	0.84%
Expenses after custodian fee reduction excluding interest and fees	1.15	%(5)	1.04%	0.92%	0.81%	0.84%	0.83%
Net investment income	7.22	%(5)	7.64%	6.74%	6.73%	6.85%	6.93%
Portfolio Turnover	3	%(3)	8%	39%	27%	24%	16%

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Not annualized.

(4)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(5)	Annualized.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

See notes to financial statements

Eaton Vance Municipal Bond Funds as of March 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	New York Fund
	Six Months Ended		Year Ended September 30,
	March 31, 2010
	(Unaudited)		2009	2008	2007	2006	2005

Net asset value — Beginning of period (Common shares)	$13.640		$11.650	$14.800	$15.140	$14.730	$14.390

Income (Loss) From Operations

Net investment income(1)	$0.417		$0.790	$0.923	$1.012	$1.010	$1.002
Net realized and unrealized gain (loss)	(0.561)		1.934	(3.152)	(0.335)	0.424	0.349
Distributions to preferred shareholders
From net investment income	—		—	(0.215)	(0.302)	(0.268)	(0.167)

Total income (loss) from operations	$(0.144)		$2.724	$(2.444)	$0.375	$1.166	$1.184

Less Distributions to Common Shareholders

From net investment income	$(0.406)		$(0.734)	$(0.706)	$(0.715)	$(0.756)	$(0.844)

Total distributions to common shareholders	$(0.406)		$(0.734)	$(0.706)	$(0.715)	$(0.756)	$(0.844)

Net asset value — End of period (Common shares)	$13.090		$13.640	$11.650	$14.800	$15.140	$14.730

Market value — End of period (Common shares)	$13.670		$14.120	$10.980	$14.500	$14.650	$13.680

Total Investment Return on Net Asset Value(2)	(1.01	)%(3)	24.78%	(17.07)%	2.59%	8.41%	8.77%

Total Investment Return on Market Value(2)	(0.14	)%(3)	37.06%	(20.22)%	3.87%	12.95%	4.88%

Ratios/Supplemental Data

Net assets applicable to common shares, end of period (000’s omitted)	$206,910		$215,303	$183,643	$232,624	$237,664	$231,161
Ratios (as a percentage of average daily net assets applicable to common shares):(4)
Expenses excluding interest and fees	1.11	%(5)	1.04%	0.99%	0.86%	0.88%	0.87%
Interest and fee expense(6)	0.53	%(5)	1.34%	0.55%	—	—	—
Total expenses before custodian fee reduction	1.64	%(5)	2.38%	1.54%	0.86%	0.88%	0.87%
Expenses after custodian fee reduction excluding interest and fees	1.11	%(5)	1.03%	0.95%	0.85%	0.88%	0.86%
Net investment income	6.39	%(5)	6.83%	6.63%	6.72%	6.86%	6.81%
Portfolio Turnover	2	%(3)	21%	48%	28%	14%	23%

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Not annualized.

(4)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(5)	Annualized.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

See notes to financial statements

Eaton Vance Municipal Bond Funds as of March 31, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Municipal Bond Fund (formerly, Eaton Vance Insured Municipal Bond Fund) (Municipal Fund), Eaton Vance California Municipal Bond Fund (formerly, Eaton Vance Insured California Municipal Bond Fund) (California Fund) and Eaton Vance New York Municipal Bond Fund (formerly, Eaton Vance Insured New York Municipal Bond Fund) (New York Fund), (each individually referred to as the Fund, and collectively, the Funds), are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the 1940 Act), as non-diversified, closed-end management investment companies. Each Fund seeks to provide current income exempt from regular federal income tax, including alternative minimum tax, and, in state specific funds, taxes in its specified state.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations furnished by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations, maturing in sixty days or less, are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/dealers. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends.

At September 30, 2009, the following Funds, for federal income tax purposes, had capital loss carryforwards which will reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryforwards are as follows:

Fund	Amount	Expiration Date

Municipal	$314,751	September 30, 2012
	31,250	September 30, 2015
	6,857,645	September 30, 2016
	18,034,628	September 30, 2017

California	$533,889	September 30, 2016
	4,562,453	September 30, 2017

New York	$125,998	September 30, 2013
	7,946,914	September 30, 2017

Included in the amounts above for Municipal Fund is a capital loss carryforward of $5,338,110 as a result of the

Eaton Vance Municipal Bond Funds as of March 31, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

reorganization (see Note 10). Utilization of this capital loss carryforward may be limited in accordance with certain income tax regulations.

Additionally, at September 30, 2009, the Municipal Fund, California Fund and New York Fund had net capital losses of $58,149,538, $23,586,702 and $9,821,149, respectively, attributable to security transactions incurred after October 31, 2008. These net capital losses are treated as arising on the first day of the Funds’ taxable year ending September 30, 2010.

As of March 31, 2010, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service.

D  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under each Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as a Fund) could be deemed to have personal liability for the obligations of the Fund. However, each Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

H  Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in inverse floating rate securities, also referred to as residual interest bonds, whereby a Fund may sell a fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed rate bond purchased from the Fund (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Inverse Floater held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would pay the broker the par amount due on the Floating Rate Notes and exchange the Inverse Floater for the underlying Fixed Rate Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Funds’ liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying bond, bankruptcy of or payment failure by the issuer of the underlying bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. Structuring fees

Eaton Vance Municipal Bond Funds as of March 31, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

paid to the liquidity provider upon the creation of an SPV have been recorded as debt issuance costs and are being amortized as interest expense to the expected maturity of the related trust. Unamortized structuring fees related to a terminated SPV are recorded as a realized loss on extinguishment of debt. At March 31, 2010, the amounts of the Funds’ Floating Rate Notes and related interest rates and collateral were as follows:

			Collateral
	Floating	Interest Rate	for Floating
	Rate	or Range of	Rate
	Notes	Interest	Notes
Fund	Outstanding	Rates (%)	Outstanding

Municipal	$616,300,000	0.29 – 0.33	$640,265,327
California	196,510,000	0.27 – 0.33	201,255,235
New York	139,875,000	0.30 – 0.31	145,543,718

For the six months ended March 31, 2010, the Funds’ average Floating Rate Notes outstanding and the average interest rate (annualized) including fees and amortization of deferred debt issuance costs were as follows:

	Average
	Floating	Average
	Rate Notes	Interest
Fund	Outstanding	Rate

Municipal	$617,061,538	0.71%
California	196,510,000	0.71
New York	139,875,000	0.79

The Funds may enter into shortfall and forbearance agreements with the broker by which a Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Funds’ exposure under shortfall and forbearance agreements that were entered into as of March 31, 2010 was approximately $5,276,000 and $1,493,000 for the Municipal Fund and California Fund, respectively, and none for the New York Fund.

The Funds may also purchase Inverse Floaters from brokers in a secondary market transaction without first owning the underlying fixed rate bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to Inverse Floaters purchased in a secondary market transaction are disclosed in the Portfolio of Investments. The Funds’ investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline.

The value and income of inverse floating rate securities are generally more volatile than that of a fixed rate bond. The Funds’ investment policies do not allow the Funds to borrow money except as permitted by the 1940 Act. Management believes that the Funds’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds’ Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds’ restrictions apply. Inverse Floaters held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

I  Financial Futures Contracts — The Funds may enter into financial futures contracts. The Funds’ investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Interest Rate Swaps — The Funds may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, a Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

K  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement

Eaton Vance Municipal Bond Funds as of March 31, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of a Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

M  Interim Financial Statements — The interim financial statements relating to March 31, 2010 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Funds’ management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

Each Fund intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, each Fund intends to distribute all or substantially all of its net realized capital gains, (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date.

The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to each Fund. The fee is computed at an annual rate of 0.65% of each Fund’s average weekly gross assets and is payable monthly. Average weekly gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by a Fund. Pursuant to a fee reduction agreement with EVM, average weekly gross assets are calculated by adding to net assets the amount payable by the Fund to floating rate note holders, such adjustment being limited to the value of the Auction Preferred Shares (APS) outstanding prior to any APS redemptions by the Fund. EVM also serves as the administrator of each Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Funds for fees and other expenses at an annual rate of 0.32% of average weekly gross assets of each Fund during the first five full years of its operations, 0.24% of a Fund’s average weekly gross assets in year six, 0.16% in year seven and 0.08% in year eight. The Funds concluded their first seven full years of operations on August 30, 2009. For the six months ended March 31, 2010, the investment adviser fee and expenses contractually reduced by EVM were as follows:

	Investment	Expenses
	Adviser	Reduced by
Fund	Fee	EVM

Municipal	$4,695,941	$577,962
California	1,473,279	181,383
New York	1,124,375	138,411

Except for Trustees of the Funds who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended March 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the six months ended March 31, 2010 were as follows:

Fund	Purchases	Sales

Municipal	$61,470,862	$59,371,710
California	15,852,910	13,977,372
New York	8,287,080	13,405,922

5   Common Shares of Beneficial Interest

Common share transactions for the six months ended March 31, 2010 and the year ended September 30, 2009 were as follows:

Six Months Ended March 31, 2010 (Unaudited)
	Municipal	California	New York
	Fund	Fund	Fund

Issued pursuant to the Funds’ dividend reinvestment plan	81,328	11,695	22,688

Eaton Vance Municipal Bond Funds as of March 31, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Year Ended September 30, 2009
	Municipal	California	New York
	Fund	Fund	Fund

Issued pursuant to the Funds’ dividend reinvestment plan	146,821	20,054	31,333
Issued in connection with the acquisition of Eaton Vance Insured Florida Plus Municipal Bond Fund (see Note 10)	2,748,089	—	—

Net increase	2,894,910	20,054	31,333

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of each Fund at March 31, 2010, as determined on a federal income tax basis, were as follows:

Municipal Fund

Aggregate cost	$869,396,677

Gross unrealized appreciation	$40,608,367
Gross unrealized depreciation	(83,791,965)

Net unrealized depreciation	$(43,183,598)

California Fund

Aggregate cost	$280,618,730

Gross unrealized appreciation	$6,675,762
Gross unrealized depreciation	(26,922,713)

Net unrealized depreciation	$(20,246,951)

New York Fund

Aggregate cost	$203,839,355

Gross unrealized appreciation	$9,941,516
Gross unrealized depreciation	(8,863,132)

Net unrealized appreciation	$1,078,384

7   Overdraft Advances

Pursuant to the respective custodian agreements, SSBT may, in its discretion, advance funds to the Funds to make properly authorized payments. When such payments result in an overdraft, the Funds are obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, a rate above the Federal Funds rate). This obligation is payable on demand to SSBT. SSBT has a lien on a Fund’s assets to the extent of any overdraft. At March 31, 2010, the Municipal Fund had payments due to SSBT pursuant to the foregoing arrangement of $1,046,236.

8   Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at March 31, 2010 is as follows:

Futures Contracts

						Net
	Expiration			Aggregate		Unrealized
Fund	Date	Contracts	Position	Cost	Value	Appreciation

California	6/10	244 U.S. 30-Year Treasury Bond	Short	$(28,470,894)	$(28,334,500)	$136,394

New York	6/10	167 U.S. 30-Year Treasury Bond	Short	$(19,486,228)	$(19,392,875)	$93,353

Interest Rate Swaps
Municipal Fund

		Annual	Floating	Effective Date/	Net
	Notional	Fixed Rate	Rate	Termination	Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation

JPMorgan Chase Co.	$19,525,000	4.609%	3-month USD-LIBOR-BBA	June 15, 2010/ June 15, 2040	$(141,348)

Merrill Lynch Capital Services, Inc.	30,000,000	4.665	3-month USD-LIBOR-BBA	May 24, 2010/ May 24, 2040	(575,139)

					$(716,487)

California Fund

		Annual	Floating	Effective Date/	Net
	Notional	Fixed Rate	Rate	Termination	Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation

JPMorgan Chase Co.	$6,425,000	4.609%	3-month USD-LIBOR-BBA	June 15, 2010/ June 15, 2040	$(46,513)

					$(46,513)

Eaton Vance Municipal Bond Funds as of March 31, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

New York Fund

		Annual	Floating	Effective Date/	Net
	Notional	Fixed Rate	Rate	Termination	Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation

JPMorgan Chase Co.	$4,637,500	4.609%	3-month USD-LIBOR-BBA	June 15, 2010/ June 15, 2040	$(33,573)

Merrill Lynch Capital Services, Inc.	12,300,000	4.665	3-month USD-LIBOR-BBA	May 24, 2010/ May 24, 2040	(235,807)

					$(269,380)

The effective date represents the date on which a Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At March 31, 2010, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Funds hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, each Fund may enter into interest rate swap contracts. The Funds may also purchase and sell U.S. Treasury futures contracts to hedge against changes in interest rates.

The Funds enter into interest rate swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in a Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. At March 31, 2010, the fair value of interest rate swaps with credit-related contingent features in a net liability position was equal to the fair value of the liability derivative related to interest rate swaps included in the table below for each respective Fund. The value of securities pledged as collateral, if any, for open interest rate swap contracts at March 31, 2010 is disclosed in a note to each Fund’s Portfolio of Investments.

The non-exchange traded derivatives in which a Fund invests, including swap contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At March 31, 2010, the maximum amount of loss the Funds would incur due to counterparty risk was equal to the fair value of the asset derivative related to interest rate swaps included in the table below for each respective Fund. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of a Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at March 31, 2010 was as follows:

	Fair Value

	Asset Derivative		Liability Derivative

Municipal Fund
Interest Rate Swaps	$—		$(716,487	)(1)

Total	$—		$(716,487)

California Fund
Futures Contracts	$136,394	(2)	$—
Interest Rate Swaps	—		(46,513	)(1)

Total	$136,394		$(46,513)

New York Fund
Futures Contracts	$93,353	(2)	$—
Interest Rate Swaps	—		(269,380	)(1)

Total	$93,353		$(269,380)

(1)	Statement of Assets and Liabilities location: Payable for open swap contracts; Net unrealized appreciation (depreciation).

(2)	Amount represents cumulative unrealized appreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the six months ended March 31, 2010 was as follows:

		Change in
		Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Fund	Income(1)	Income(2)

Municipal	$1,438,165	$2,525,753
California	611,742	662,468
New York	444,180	1,433,161

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and swap contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and swap contracts.

Eaton Vance Municipal Bond Funds as of March 31, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

The average notional amounts of futures contracts and interest rate swaps outstanding during the six months ended March 31, 2010, which are indicative of the volume of these derivative types, were approximately as follows:

	Average Notional Amount

Fund	Futures Contracts	Interest Rate Swaps

Municipal	$—	$49,525,000
California	24,400,000	6,425,000
New York	16,700,000	16,937,000

9   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2010, the inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

Municipal Fund
	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Tax-Exempt Investments	$—	$1,442,513,079	$—	$1,442,513,079

Total Investments	$—	$1,442,513,079	$—	$1,442,513,079

Liability Description

Interest Rate Swaps	$—	$(716,487)	$—	$(716,487)

Total	$—	$(716,487)	$—	$(716,487)

California Fund
	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Tax-Exempt Investments	$—	$452,224,084	$—	$452,224,084
Short-Term Investments	—	4,657,695	—	4,657,695

Total Investments	$—	$456,881,779	$—	$456,881,779

Futures Contracts	$136,394	$—	$—	$136,394

Total	$136,394	$456,881,779	$—	$457,018,173

Liability Description

Interest Rate Swaps	$—	$(46,513)	$—	$(46,513)

Total	$—	$(46,513)	$—	$(46,513)

New York Fund
	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Tax-Exempt Investments	$—	$337,692,824	$—	$337,692,824
Short-Term Investments	—	7,099,915	—	7,099,915

Total Investments	$—	$344,792,739	$—	$344,792,739

Futures Contracts	$93,353	$—	$—	$93,353

Total	$93,353	$344,792,739	$—	$344,886,092

Liability Description

Interest Rate Swaps	$—	$(269,380)	$—	$(269,380)

Total	$—	$(269,380)	$—	$(269,380)

The Funds held no investments or other financial instruments as of September 30, 2009 whose fair value was determined using Level 3 inputs.

10   Reorganization

As of the close of business on December 15, 2008, the Municipal Fund acquired the net assets of Eaton Vance Insured Florida Plus Municipal Bond Fund (Insured Florida Plus Fund) pursuant to a plan of reorganization approved by the shareholders of the Insured Florida Plus Fund. The acquisition was accomplished by a tax-free exchange of 2,748,089 common shares of the Municipal Fund for the 2,575,502 common shares of Insured Florida

Eaton Vance Municipal Bond Funds as of March 31, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Plus Fund outstanding on December 15, 2008. The aggregate net assets of the Municipal Fund immediately before the acquisition were $487,655,526. The net assets of Insured Florida Plus Fund at that date of $20,638,318, including $5,317,808 of accumulated net realized losses and $10,469,624 of unrealized depreciation, were combined with those of the Municipal Fund, resulting in combined net assets of $508,293,844.

11   Name Change

Effective February 1, 2010, the names of the Eaton Vance Municipal Bond Fund, Eaton Vance California Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund were changed from Eaton Vance Insured Municipal Bond Fund, Eaton Vance Insured California Municipal Bond Fund and Eaton Vance Insured New York Municipal Bond Fund, respectively. The name changes resulted from a modification to each Fund’s 80 percent policy to eliminate the requirement to invest primarily in insured municipal obligations, which was approved by the Funds’ shareholders.

Eaton Vance Municipal Bond Funds

NOTICE TO SHAREHOLDERS (Unaudited)

At a joint Special Meeting of Shareholders held on January 29, 2010, shareholders of the Funds approved a modification to each Fund’s 80 percent policy to eliminate the requirement to invest primarily in insured municipal obligations. Effective February 1, 2010, the Funds are required, under normal market conditions, to invest at least 80 percent of net assets in municipal obligations rated A or better by Moody’s, S&P or Fitch and each Fund eliminated “Insured” from its name. For purposes of the Funds’ 80 percent requirement, the rating of insured obligations will be deemed to be the higher of the claims-paying rating of the insurer and the rating of the underlying issue.

Eaton Vance Municipal Bond Funds

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

The Funds held a joint Special Meeting of Shareholders on January 29, 2010. The following action was taken by the shareholders of each Fund:

Item 1: To approve a modification to each Fund’s investment policy to eliminate the requirement that the Fund invest at least 80 percent of its net assets in municipal obligations that are insured as to the payment of principal and interest.

	Number of Shares
	For	Against	Abstain

Municipal Bond Fund:	31,738,505	4,312,780	1,154,158
California Municipal Bond Fund:	9,973,776	1,356,957	429,242
New York Municipal Bond Fund:	6,452,042	1,151,475	334,001

Results are rounded to the nearest whole number.

Eaton Vance Municipal Bond Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Municipal Bond Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements of the following funds:

•	Eaton Vance Insured Municipal Bond Fund
•	Eaton Vance Insured California Municipal Bond Fund
•	Eaton Vance Insured New York Municipal Bond Fund

(the “Funds”), each with Eaton Vance Management (the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds, and recent changes in the identity of such personnel with respect to certain Funds. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. The Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

Eaton Vance Municipal Bond Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls. In addition, the Board considered the Adviser’s actions with respect to the Auction Preferred Shares (“APS”) issued by the Funds, including the Adviser’s efforts to seek alternative forms of debt and other leverage that may over time reduce financing costs associated with APS and enable the Funds to restore liquidity for APS holders.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreements.

Fund Performance

The Board compared each Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, and five-year periods ended September 30, 2008 for each Fund in operation over such periods. The Board considered the impact of extraordinary market conditions during 2008 on each Fund’s performance relative to its peer universe in light of, among other things, the Adviser’s strategy of generating current income through investments in higher quality (including insured) municipal bonds with longer maturities. On the basis of the foregoing and other relevant information, the Board concluded that, under the circumstances, the performance of each Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by each Fund (referred to collectively as “management fees”). As part of its review, the Board considered each Fund’s management fee and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to each Fund that the management fees charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Funds.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that none of the Funds is continuously offered and concluded that, in light of the level of the Adviser’s profits with respect to each Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and each Fund.

Eaton Vance Municipal Bond Funds

OFFICERS AND TRUSTEES

Officers
Cynthia J. Clemson
President of EVM and ENX;
Vice President of EIM

Thomas M. Metzold
President of EIM;
Vice President of EVM

Craig R. Brandon
Vice President of EVM and ENX

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

Number of Employees
Each Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company and has no employees.

Number of Shareholders
As of March 31, 2010, our records indicate that there are 656, 131 and 129 registered shareholders for Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund, respectively, and approximately 28,211, 6,607 and 6,290 shareholders owning the Fund shares in street name, such as through brokers, banks and financial intermediaries for Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund, respectively.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about a Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

NYSE Amex symbols

Municipal Bond Fund       EIM
California Municipal Bond Fund  EVM
New York Municipal Bond Fund     ENX

Investment Adviser and Administrator of
Eaton Vance Municipal Bond Funds
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Eaton Vance Municipal Bond Funds
Two International Place
Boston, MA 02110

1453-5/10	CE-IMBSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
Not required in this filing.
Item 5. Audit Committee of Listed registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Effective February 19, 2010, William H. Ahern Jr. is the portfolio manager of the Fund. Mr. Ahern has been an Eaton Vance portfolio manager since 1993 and is a Vice President of Eaton Vance Management (“EVM”) and Boston Management and Research. This information is provided as of the date of filing of this report.
The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts the portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

			Number of Accounts	Total Assets of
	Number of All	Total Assets of All	Paying a Performance	Accounts Paying a
	Accounts	Accounts	Fee	Performance Fee
William H. Ahern
Registered Investment Companies	14	$1,872.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
The following table shows the dollar range of Fund shares beneficially owned by the portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of Equity Securities Owned in the Fund
William H. Ahern, Jr.	None
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. The investment adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM. Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Municipal Bond Fund

By:	/s/ Thomas M. Metzold Thomas M. Metzold
President

Date:	May 7, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	May 7, 2010

By:	/s/ Thomas M. Metzold Thomas M. Metzold
President

Date:	May 7, 2010